UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported): January 25, 2008

                    HALIFAX CORPORATION OF VIRGINIA

        (Exact name of registrant as specified in its charter)


     Virginia              1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

5250 Cherokee Avenue, Alexandria, Virginia        22312
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:(703)658-2400

                         N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))
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FORWARD-LOOKING STATEMENTS


     Certain statements in this Currant Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 4.01  Changes in Registrant's Certifying Accountant.

     On January 7, 2008, the Audit Committee of Halifax Corporation of Virginia (the "Company") recommended Reznick Group, P.C. as the Company's independent registered public accounting firm to report on the Company's financial statements for the fiscal year ending March 31, 2008, including performing the required quarterly reviews, subject to Reznick Group, P.C.'s completion of its customary client acceptance procedures. On January 25, 2008, Reznick Group, P.C. completed its client acceptance procedures. On January 25, 2008, the Audit Committee formally approved Reznick Group, P.C. as the Company's independent registered public accounting firm with the execution of an engagement letter.

     No consultations occurred between the Company and Reznick Group, P.C. during the two most recent fiscal years and any subsequent interim period prior to Reznick Group, P.C.'s appointment regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. In the course of its discussions concerning the appointment, the Company did provide and discuss with Reznick Group, P.C. the information in the Company's Current Report on Form 8-K with respect to the dismissal of the Company's former independent registered public accounting firm which was filed with the Securities and Exchange Commission on January 11, 2008.

     The Company requested Reznick Group, P.C. to review this Current Report on Form 8-K and provided Reznick Group, P.C. with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in this Current Report on Form 8-K. Reznick Group, P.C. has advised the Company that it has reviewed this Current Report on Form 8-K and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALIFAX CORPORATION OF VIRGINIA



Date:  January 28, 2008       By:   /s/ Joseph Sciacca
                                    Joseph Sciacca
                                    Vice President, Finance & CFO